Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Tricolor Auto Acceptance, LLC
1111 W. Mockingbird Lane, Suite 1500
Dallas, Texas 75247

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of automobile receivables in connection with the proposed offering of Tricolor Auto Securitization Trust 2022-1. Tricolor Auto Acceptance, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Receivable File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Receivable File. Additionally, J.P. Morgan Securities LLC (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.
Agreed-Upon Procedures

On March 22, 2022, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of February 28, 2022, with respect to 9,854 automobile receivables (the “Statistical Receivable File”).

At the Company’s instruction, we randomly selected 150 automobile receivables from the Statistical Receivable File (the “Sample Receivables”) and performed certain comparisons and recomputations for each of the Sample Receivables relating to the automobile receivable characteristics (the “Characteristics”) set forth on the Statistical Receivable File and indicated below.

Characteristics
1. Contact ID (for information purposes only)
2. Vehicle identification number (“VIN”)
3. Name of obligor
4. Original amount financed
5. Seller (dealer) state address
6. Original term to maturity (months)
7. Model type (new/used)
8. State (Obligor) 9. Original bi-weekly P&I payment 10. Maturity date 11. Interest rate 12. Vehicle manufacturer 13. FICO score

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We compared Characteristics 2. through 4. to the corresponding information set forth on or derived from the Installment Sales Contract (the “Contract”) and to screen shots from the Company’s servicing system (the “Servicing System Screen Shots”).

We compared Characteristic 5. through 7. to the corresponding information set forth on the Contract.  Further, with respect to Characteristic 6., difference of one month are deemed to be “in agreement.”

We compared Characteristics 8. through 12. to the corresponding information set forth on the Servicing System Screen Shots.

We compared Characteristic 13. to the corresponding information set forth on the company’s origination system (the “Origination System”).

Further, we compared Characteristic 1. to the Title Certificate, Title Application, Lien Entry Form, Vehicle Taxpayer Services Division Multi-Purpose Application or other related correspondence (collectively, the “Title Certificate”).

In addition to the procedures described above, for each of the Sample Receivables, we observed the existence of the following:

•	a Title Certificate (as defined above);

•	the security interest of the “Tricolor Auto Group” or “Ganas Auto” (or an Originating Affiliate, as represented to us by the Company) is indicated on a Title Certificate;

•	a Credit Application (the “Application”) for the borrower and co-borrower (as applicable);

•	the Contract indicated that the borrower “signed;”

•
a Verification of Insurance, Policy Declaration, Certificate of Insurance, Insurance Identification Card, Binder of Insurance, Proof of Insurance, Auto Insurance Confirmation, or agreement to provide insurance statement is indicated on a Contract (collectively, the “Agreement to Provide Insurance”); and

•	the existence of two of the following in the Origination System:

a)	Payment-to-income ratio (“PTI”);
b)	Debt-to-income ratio (“DTI”);
c)	Customer identification (“ID”);
d)	Verification of employment;
e)	Verification of income;
f)	Verification of residency;
g)	Down payment; or
h)	Loan-to-value ratio.

The automobile receivable documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our comparisons and recomputations were performed using data imaged facsimiles or photocopies of the Receivable Documents.  In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Receivable File were found to be in agreement with the above-mentioned Receivable Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables underlying the Statistical Receivable File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs.  Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Receivable File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

April 12, 2022